================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459

                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

                 October 30, 2003              (October 29, 2003)
                  Date of Report        (Date of earliest event reported)

                            TYLER TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                          1-10485                  75-2303920
(State or other                     (Commission             (I.R.S. Employer
 jurisdiction of                    File Number)           Identification No.)
incorporation or
 organization)


                          5949 Sherry Lane, Suite 1400
                               Dallas, Texas 75225
                               -------------------
                    (Address of principal executive offices)


                                 (972) 713-3700
                                 --------------
              (Registrant's telephone number, including area code)



================================================================================

Item 5.  Other Events.

On October 29, 2003, Tyler Technologies, Inc. issued the earnings news release announcing results from operations and financial condition as of and for the three and nine months ended September 30, 2003, attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         99.1 News Release issued by Tyler Technologies, Inc. dated October 29, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TYLER TECHNOLOGIES, INC.




Date: October 29, 2003           By: /s/ Theodore L. Bathurst
                                     -----------------------------------------
                                     Theodore L. Bathurst
                                     Vice President and Chief Financial Officer
                                     (principal financial officer)